UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Information Required in Proxy Statement
Schedule 14A Information

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the Securities Exchange Act of 1934

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ST Energy Transition I Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED MAY 2, 2023

DEFINITIVE PROXY STATEMENT AND PROXY TO BE RELEASED ON OR ABOUT MAY 12, 2023

ST ENERGY TRANSITION I LTD.

Par-la-Ville Place, 4th Floor

14 Par-la-Ville Road

Hamilton Bermuda HM08

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF
ST ENERGY TRANSITION I LTD.

Dear Shareholders of ST Energy Transition I Ltd.:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of ST Energy Transition I Ltd., a Bermuda exempted company limited by shares (the “Company,” “ST Energy,” “we,” “us” or “our”), to be held on                   , 2023, at               ,            time, at the offices of the Company, Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, Hamilton Bermuda HM08, and virtually via live webcast at https://www.cstproxy.com/stenergy1/2023 (the “Extraordinary General Meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/stenergy1/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of the Company only if you reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting the Company, telephone (441) 295-6935. The accompanying proxy statement is dated           , 2023 and is first being mailed to shareholders of the Company on or about           , 2023.

Please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

(a)	Proposal No. 1 — The Extension Proposal — as a resolution, to amend the Company’s amended and restated bye-laws (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial Business Combination or (ii) cease its operations except for the purpose of winding up if it fails to complete such initial Business Combination and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“ST Energy Class A Shares” or “public shares”), included as part of the SAILSM securities sold in the Company’s initial public offering that was consummated on December 7, 2021 (the “IPO”), from June 7, 2023, to December 7, 2023 (the “Extension,” such period, the “Extension Period”, such end date, the “Extended Date” and such proposal, the “Extension Proposal”);

(b)	Proposal No. 2 — The Redemption Limitation Amendment Proposal — as a resolution, to amend the Company’s Charter pursuant to an amendment to the Charter as set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”);

(c)	Proposal No. 3 — The Liquidation Amendment Proposal — a proposal to amend the Charter as set forth in Annex A of the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date (the “Liquidation Amendment” and such proposal, the “Liquidation Amendment Proposal” and, collectively with the Extension Proposal and the Redemption Limitation Amendment Proposal, the “Charter Amendment Proposals”);

(d)	Proposal No. 4 — The Trust Amendment Proposal — a proposal to amend the Company’s investment management trust agreement, dated as of December 7, 2021, by and between Continental Stock Transfer & Trust Company (“Continental”) and the Company (the “Trust Agreement”) pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement to extend the date by which the Company would be required to consummate our initial Business Combination from June 7, 2023 to December 7, 2023, or such earlier date as determined by our Board in its sole discretion (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”); and

(e)	Proposal No. 5 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Charter Amendment Proposals (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the Charter Amendment Proposals.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Proposal is to allow the Company more time to complete an initial Business Combination. The Charter provides that the Company has until June 7, 2023 to complete an initial Business Combination. While the Company is currently evaluating initial Business Combination opportunities, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before June 7, 2023 to consummate an initial Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

The purpose of the Liquidation Amendment Proposal is to amend our Charter to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with law and to redeem all of the ST Energy Class A Shares included as part of the SAILSM securities sold in the Company’s IPO prior to the scheduled end of the Extension Period (including a date prior to the current termination date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the end of the Extension Period.

The purpose of the Trust Amendment Proposal is to allow the Company to extend the date by which the Company would be required to consummate a business combination from June 7, 2023 to December 7, 2023, or such earlier date as determined by our Board in its sole discretion. The Trust Amendment parallels the Charter Amendment Proposals.

In connection with the Charter Amendment Proposals, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding ST Energy Class A Shares, regardless of how such public shareholders vote on the Charter Amendment Proposals or if they vote at all. If any of the Charter Amendment Proposals are approved by the requisite vote of shareholders and implemented, the remaining public shareholders will retain their right to redeem their ST Energy Class A Shares upon consummation of our initial Business Combination if and when it is submitted to a vote of our shareholders, subject to any limitations set forth in the Charter, as amended. In addition, if the Extension Proposal is approved and implemented, the remaining public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Extended Date, subject to any limitations set forth in the Charter, as amended. Such limitations include that a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a group for purposes of acquiring, holding or disposing of ST Energy Shares will be restricted from redeeming its ST Energy Class A Shares with respect to more than 15% of the ST Energy Class A Shares sold in the IPO. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the ST Energy Class A Shares sold in the IPO, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

Based upon the amount held in the Trust Account as of March 31, 2023, which was $299,163,733, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.41 at the time of the Extraordinary General Meeting. The closing price of an ST Energy Class A Share on May 1, 2023, was $10.44. The Company cannot assure shareholders that they will be able to sell their ST Energy Class A Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if any of the Charter Amendment Proposals are approved by the requisite vote of shareholders and implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)	(i) hold public shares or (ii) hold public shares as part of SAILSM securities and elect to separate such SAILSM securities into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (iii) such redemption would not result in the Company having net tangible assets of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented); and

(b)	prior to 5:00 p.m., New York City time, on , 2023 (two (2) business days prior to the vote at the Extraordinary General Meeting), (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Any demand for redemption, once submitted to the Company, may not be withdrawn unless the directors of the Company determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). If you tendered or delivered your shares for redemption to Continental and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Additionally, we will not redeem shares if (i) none of the Charter Amendment Proposals are approved, (ii) none of the Charter Amendment Proposals are implemented (even if approved), or (iii) the Redemption Limitation Amendment Proposal is not approved or not implemented and redemptions would cause the Redemption Limitation to be exceeded. In any of these scenarios, you will not receive cash for public shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Company’s sponsor, Sloane Square Capital Holdings Ltd., a Bermuda exempted company limited by shares (the “Sponsor”), may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any public shares. In such case, public shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by June 7, 2023.

Holders of SAILSM securities of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their SAILSM securities in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the SAILSM securities into the underlying public shares and public warrants, or if a holder holds SAILSM securities registered in its, their own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the SAILSM securities into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposals, the Trust Amendment Proposal and/or the Adjournment Proposal.

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by June 7, 2023, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to ST Energy’s obligations under Bermuda law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 7, 2023, or, if the Extension Proposal is approved, the Extended Date.

Approval of the Extension Proposal requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Class A Shares and the Class B ordinary shares, par value $0.0001 per share, of the Company (the “ST Energy Class B Shares” and together with the ST Energy Class A Shares, the “ST Energy Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Redemption Limitation Amendment Proposal also requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Liquidation Amendment Proposal also requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of 65% of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Bermuda law, being the affirmative vote of a majority of the holders of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

If the Charter Amendment Proposals are approved, the Company will file an amendment to the Charter with the Bermuda Registrar of Companies (the “Bermuda Registrar”) in the form of Annex A hereto to extend the time it has to complete an initial Business Combination until the Extended Date, to remove the Redemption Limitation and to permit the Board to elect to wind up its operations on an earlier date. The Company will then continue to work to consummate an initial Business Combination by the Extended Date.

If the Extension Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, then in accordance with the Company’s Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the Extension Period.

Notwithstanding the approval of the Charter Amendment Proposals, our Board may decide to abandon the Charter Amendment Proposals and the Trust Amendment Proposal at any time and for any reason prior to the effectiveness of the amendment to the Company’s Charter with the Bermuda Registrar. Assuming the Extension Proposal is approved, if our Board abandons the Redemption Limitation Amendment, public shareholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons all of the Charter Amendment Proposals, public shareholders will not be entitled to exercise redemption rights.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL, THE LIQUIDATION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on May 8, 2023, as the record date for the Extraordinary General Meeting (the “Record Date”). Only shareholders of record on the Record Date are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial Business Combination at this time. If any of the Charter Amendment Proposals are approved and implemented and you do not elect to redeem your public shares in connection with the Charter Amendment Proposals, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the Extended Date. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.

All of our shareholders are cordially invited to attend the Extraordinary General Meeting. To ensure your representation at the Extraordinary General Meeting, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of ST Energy Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of the Extraordinary General for a more complete statement of matters to be considered at the Extraordinary General Meeting.

If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC (“Morrow”), our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400.

On behalf of the Board, we would like to thank you for your support of ST Energy Transition I Ltd.

May 2, 2023

By Order of the Board,

/s/ John Fredriksen
John Fredriksen
Charmain of the Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD ST ENERGY CLASS A SHARES, ELECT TO SEPARATE YOUR SAILSM SECURITIES INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR SHARES OF ST ENERGY CLASS A SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IN THE EVENT THE REDEMPTION LIMITATION AMENDMENT PROPOSAL IS NOT APPROVED OR NOT IMPLEMENTED AND WE RECEIVE NOTICE OF REDEMPTIONS OF PUBLIC SHARES APPROACHING OR IN EXCESS OF THE REDEMPTION LIMITATION, WE AND/OR OUR SPONSOR MAY TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS TO AVOID THE REDEMPTION LIMITATION, WHICH MAY INCLUDE, AT OUR AND OUR SPONSOR’S OPTION AND IN OUR AND ITS SOLE DISCRETION, ANY, SEVERAL OR ALL OF THE FOLLOWING ACTIONS: (A) ATTEMPTING TO SECURE WAIVERS OF CERTAIN OF OUR SIGNIFICANT LIABILITIES, INCLUDING THE DEFERRED UNDERWRITING FEES AND (B) ENTERING INTO NON-REDEMPTION AGREEMENTS WITH CERTAIN OF OUR SIGNIFICANT SHAREHOLDERS. IF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL IS NOT APPROVED OR NOT IMPLEMENTED AND THE REDEMPTION LIMITATION IS EXCEEDED, EITHER BECAUSE WE DO NOT TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS OR BECAUSE OUR ATTEMPT TO DO SO IS NOT SUCCESSFUL, THEN WE WILL NOT PROCEED WITH THE AMENDMENTS AND WE WILL NOT REDEEM ANY PUBLIC SHARES IN THE OPTIONAL REDEMPTION. IN SUCH CASE, PUBLIC SHARES WHICH A PUBLIC SHAREHOLDER ELECTS TO REDEEM BUT WHICH ARE NOT REDEEMED SHALL BE RETURNED TO SUCH PUBLIC SHAREHOLDER OR SUCH PUBLIC SHAREHOLDER’S ACCOUNT AND SUCH PUBLIC SHAREHOLDER WILL RETAIN THE RIGHT TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH IF THE COMPANY HAS NOT COMPLETED AN INITIAL BUSINESS COMBINATION BY JUNE 7, 2023.

This proxy statement is dated           , 2023
and is first being mailed to our shareholders with the form of proxy on or about           , 2023.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

ST Energy Transition I Ltd.

Par-la-Ville Place, 4th Floor

14 Par-la-Ville Road

Hamilton Bermuda HM08

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON           , 2023

Dear Shareholders of ST Energy Transition I Ltd.:

NOTICE IS HEREBY GIVEN that the Extraordinary General Meeting of ST Energy Transition I Ltd., a Bermuda exempted company limited by shares (which refer to as the “Company,” “ST Energy,” “we,” “us” or “our”), will be held on           , 2023, at           ,            time, at the offices of Company, Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, Hamilton Bermuda HM08, and virtually via live webcast at            (the “Extraordinary General Meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/stenergy1/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of the Company only if you reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting the Company, telephone (441) 295-6935.

The Extraordinary General Meeting will be held to consider and vote on the following proposals:

(a)	Proposal No. 1 — The Extension Proposal — as a resolution, to amend the Company’s amended and restated bye-laws (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial Business Combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such initial Business Combination and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“ST Energy Class A Shares” or “public shares”), included as part of the SAILSM securities sold in the Company’s initial public offering that was consummated on December 7, 2021 (the “IPO”), from June 7, 2023, to December 7, 2023 (the “Extension,” such period, the “Extension Period”, such end date, the “Extended Date” and such proposal, the “Extension Proposal”);

(b)	Proposal No. 2 — The Redemption Limitation Amendment Proposal — as a resolution, to amend the Company’s Charter pursuant to an amendment to the Charter as set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal” and, collectively with the Extension Proposal, the “Charter Amendment Proposals”);

(c)	Proposal No. 3 — The Liquidation Amendment Proposal — a proposal to amend the Charter as set forth in Annex A of the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date (the “Liquidation Amendment” and such proposal, the “Liquidation Amendment Proposal” and, collectively with the Extension Proposal and the Redemption Limitation Amendment Proposal, the “Charter Amendment Proposals”);

(d)	Proposal No. 4 — The Trust Amendment Proposal — a proposal to amend the Company’s investment management trust agreement, dated as of December 7, 2021, by and between Continental Stock Transfer & Trust Company (“Continental”) and the Company (the “Trust Agreement”) pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement to extend the date by which the Company would be required to consummate our initial Business Combination from June 7, 2023 to December 7, 2023, or such earlier date as determined by our Board in its sole discretion (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”); and

(e)	Proposal No. 5 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Charter Amendment Proposals (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the Charter Amendment Proposals.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the Extension Proposal requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Redemption Limitation Amendment Proposal also requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Liquidation Amendment Proposal also requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of 65% of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Bermuda law, being the affirmative vote of a majority of the holders of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Notwithstanding the approval of the Charter Amendment Proposals, our Board may decide to abandon the Charter Amendment Proposals and the Trust Amendment Proposal at any time and for any reason prior to the effectiveness of the filing with the Bermuda Registrar. Assuming the Extension Proposal is approved, if our Board abandons the Redemption Limitation Amendment, public shareholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons all of the Charter Amendment Proposals, public shareholders will not be entitled to exercise redemption rights.

In connection with the Charter Amendment Proposals, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding ST Energy Class A Shares, regardless of how such public shareholders vote on the Charter Amendment Proposals or if they vote at all. If any of the Charter Amendment Proposals are approved by the requisite vote of shareholders and implemented, the remaining public shareholders will retain their right to redeem their ST Energy Class A Shares upon consummation of our initial Business Combination if and when it is submitted to a vote of our shareholders, subject to any limitations set forth in the Charter, as amended. In addition, if the Extension Proposal is approved and implemented, the remaining public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Extended Date, subject to any limitations set forth in the Charter, as amended. Such limitations include that a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a group for purposes of acquiring, holding or disposing of ST Energy Shares will be restricted from redeeming its ST Energy Class A Shares with respect to more than 15% of the ST Energy Class A Shares sold in the IPO. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the ST Energy Class Shares sold in the IPO, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if any of the Charter Amendment Proposals are approved by the requisite vote of shareholders and implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)	(i) hold public shares or (ii) hold public shares as part of SAILSM securities and elect to separate such SAILSM securities into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (iii) such redemption would not result in the Company having net tangible assets of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented); and

(b)	prior to 5:00 p.m., New York City time, on , 2023 (two (2) business days prior to the vote at the Extraordinary General Meeting), (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Any demand for redemption, once submitted to the Company, may not be withdrawn unless the directors of the Company determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). If you tendered or delivered your shares for redemption to Continental and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Additionally, we will not redeem shares if (i) none of the Charter Amendment Proposals are approved, (ii) none of the Charter Amendment Proposals are implemented (even if approved), or (iii) the Redemption Limitation Amendment Proposal is not approved or not implemented and redemptions would cause the Redemption Limitation to be exceeded. In any of these scenarios, you will not receive cash for public shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Company’s sponsor, Sloane Square Capital Holdings Ltd., a Bermuda exempted company limited by shares, may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any public shares. In such case, public shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by June 7, 2023.

Holders of SAILSM securities of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their SAILSM securities in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the SAILSM securities into the underlying public shares and public warrants, or if a holder holds SAILSM securities registered in its, their own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the SAILSM securities into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposals, the Trust Amendment Proposal and/or the Adjournment Proposal.

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by June 7, 2023, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to ST Energy’s obligations under Bermuda law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 7, 2023, or, if the Extension Proposal is approved, the Extended Date.

The Company’s sponsor is Sloane Square Capital Holdings Ltd., a Bermuda exempted company limited by shares (the “Sponsor”). The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any ST Energy Class B Shares held by it or them, as applicable, if the Company fails to complete an initial Business Combination by June 7, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any ST Energy Class A Shares they hold if the Company fails to complete its initial Business Combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 7, 2023, or, if the Extension Proposal is approved, the Extended Date.

The Sponsor has agreed that it will be liable to Company if, and to the extent, any claims by a third party (other than ST Energy’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (a) $10.15 per public share or (b) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the assets in the Trust Account, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters for the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In the event that an executed waiver is deemed to be unenforceable against a third party, then the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Based upon the amount held in the Trust Account as of March 31, 2023, which was $299,163,733, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.41 at the time of the Extraordinary General Meeting. The closing price of an ST Energy Class A Share on May 1, 2023, was $10.44. The Company cannot assure shareholders that they will be able to sell their ST Energy Class A Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If any of the Charter Amendment Proposals are approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial Business Combination through the Extended Date if the Extension Proposal is approved. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial Business Combination, the Charter would prevent the Company from being able to redeem its public shares.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $299,163,733 that was in the Trust Account as of March 31, 2023. In such event, the Company may need to obtain additional funds to complete its initial Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on May 8, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each of the ST Energy Shares entitles the holder thereof to one (1) vote. On the Record Date, there were 30,187,500 ST Energy Shares issued and outstanding, comprising (a) 28,750,000 ST Energy Class A Shares and (b) 1,437,500 ST Energy Class B Shares. The Company’s warrants do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned, but do not include voting instructions, will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your ST Energy Shares, please contact Morrow, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400.

May 2, 2023

By Order of the Board,

/s/ John Fredriksen
John Fredriksen
Charmain of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON           , 2023

This Notice of the Extraordinary General Meeting and Proxy Statement are available at
https://www.cstproxy.com/stenergy1/2023.

i

ST ENERGY TRANSITION I LTD.
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To be held at           ,            time on           , 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting of ST Energy, and any postponements or adjournments thereof. The Extraordinary General Meeting will be held on           , 2023, at           ,            time, at the offices Company, Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, Hamilton Bermuda HM08 and virtually via live webcast at https://www.cstproxy.com/stenergy1/2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/stenergy1/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of the Company only if you reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting the Company, telephone (441) 295-6935. Each capitalized term used but not defined in this proxy statement has the meaning given to it in the accompanying Notice of the Extraordinary General Meeting.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the Company’s initial Business Combination and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans,” “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” “targets,” “projects,” “contemplates,” “predicts,” “potential,” “continue,” or “believes,” or variations of such words and phrases or state that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “will” or “will be taken,” “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

●	the amount of redemptions by our public shareholders;

●	our being a company with no operating history and no operating revenues;

●	our ability to select an appropriate target business or businesses;

●	our ability to complete our initial Business Combination (as defined above);

●	our expectations around the performance of a prospective target business or businesses;

●	disrupted global supply chains and significant volatility and disruption of financial markets;

●	increased expenses associated with being a public company;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial Business Combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial Business Combination, as a result of which they would then receive expense reimbursements;

●	the potential incentive to consummate an initial Business Combination with an acquisition target that subsequently declines in value or is unprofitable for public investors due to the low initial price for the Founder Shares paid by our Sponsor and certain members of our team;

●	our potential ability to obtain additional financing, if needed, to complete our initial Business Combination;

●	our pool of prospective target businesses;

●	our ability to consummate an initial Business Combination due to the uncertainty resulting from the coronavirus (“COVID-19”) pandemic and other events (such as terrorist attacks, natural disasters, global hostilities, or a significant outbreak of other infectious diseases);

●	the ability of our directors and officers to generate potential initial Business Combination opportunities;

●	our public securities’ potential liquidity and trading, including compliance with continued listing standards;

●	the lack of a market for our securities;

●	the use of proceeds not held in the Trust Account (as defined above) or available to us from interest income on the Trust Account balance;

●	the Trust Account not being subject to claims of third parties;

●	our financial performance;

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, including those factors described under the heading “Risk Factors” therein, and the Company’s subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one (1) or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held virtually and in person or by proxy on           , 2023, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

ST Energy is a blank check company incorporated on April 9, 2021, as a Bermuda exempted company limited by shares and incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial Business Combination. On December 7, 2021, ST Energy consummated its IPO of its SAILSM securities, with each SAILSM security consisting of one (1) Class A ordinary share, par value $0.0001 per share, of the Company (an “ST Energy Class A Share” or a “public share”) and one-half of one (1) redeemable warrant (a “public warrant”), each whole public warrant entitling the holder thereof to purchase one (1) ST Energy Class A Share at an exercise price of $11.50 per share, subject to adjustment, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,750,000 SAILSM securities. Simultaneously with the closing of the IPO, ST Energy completed the private sale of 12,062,500 redeemable warrants (the “private placement warrants”), each whole private placement warrant entitling the holder thereof to purchase one (1) ST Energy Class A Share at an exercise price of $11.50 per share, subject to adjustment, at a purchase price of $1.00 per private placement warrant to the Sponsor, generating gross proceeds to us of $12,062,500. Following the closing of ST Energy’s IPO, a total of $291,812,500 ($10.15 per SAILSM security) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial Business Combination by June 7, 2023.

The purpose of the Extension Proposal is to allow the Company more time to complete an initial Business Combination. While the Company is currently evaluating initial Business Combination opportunities, the Board has determined that there may not be sufficient time before June 7, 2023 to consummate an initial Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 in order to allow the Company to redeem any public shares redeemed, irrespective of whether such redemption would exceed the Redemption Limitation.

The purpose of the Liquidation Amendment Proposal is to amend our Charter to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with law and to redeem all of the ST Energy Class A Shares included as part of the SAILSM securities sold in the Company’s IPO prior to the current termination date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the end of the Extension Period.

The purpose of the Trust Amendment Proposal is to allow the Company to extend the date by which the Company would be required to consummate a business combination from June 7, 2023 to December 7, 2023, or such earlier date as determined by our Board in its sole discretion. The Trust Amendment parallels the Charter Amendment Proposals.

What is being voted on?

You are being asked to vote on the following proposals:

(a)	Proposal No. 1 — The Extension Proposal — as a resolution, to amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial Business Combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such initial Business Combination and (iii) redeem all of the ST Energy Class A Shares, from June 7, 2023, to the Extended Date;

(b)	Proposal No. 2 — The Redemption Limitation Amendment Proposal — as a resolution, to amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

(c)	Proposal No. 3 — The Liquidation Amendment Proposal — a proposal to amend the Charter as set forth in Annex A of the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date;

(d)	Proposal No. 4 — The Trust Amendment Proposal — a proposal to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement to extend the date by which the Company would be required to consummate our initial Business Combination from June 7, 2023 to December 7, 2023, or such earlier date as determined by our Board in its sole discretion; and

(e)	Proposal No. 5 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Charter Amendment Proposals, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the Charter Amendment Proposals.

If the Extension Proposal is approved, we plan to hold another extraordinary general meeting prior to the Extended Date in order to seek shareholder approval of an initial Business Combination and related proposals.

You are not being asked to vote on an initial Business Combination at this time. If any of the Charter Amendment Proposals are approved and implemented and you do not elect to redeem your public shares in connection with the Charter Amendment Proposals, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the Extended Date. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem 100% of its public shares.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held on           , 2023, at           ,            time, at the offices of Company located at Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, Hamilton Bermuda HM08, and virtually via live webcast at https://www.cstproxy.com/stenergy1/2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/stenergy1/2023. The Extraordinary General Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the Extraordinary General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of the Company only if you reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting the Company, telephone (441) 295-6935. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

Our Board believes shareholders will benefit from the Company consummating an initial Business Combination and is proposing the Extension to extend the date by which the Company has to complete an initial Business Combination until the Extended Date. The Extension is expected to give the Company the opportunity to complete its initial Business Combination.

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by June 7, 2023, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding ST Energy Class A Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to ST Energy’s obligations under Bermuda law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 7, 2023, or, if the Extension Proposal is approved, the Extended Date.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial Business Combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial Business Combination and our belief that continuing to pursue an initial Business Combination is in the best interest of ST Energy and our shareholders, the Extension is warranted.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial Business Combination, which the Board believes is in the best interests of the Company and our shareholders. A copy of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote to approve the Redemption Limitation Amendment Proposal?

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem any public shares redeemed, irrespective of whether such redemption would exceed the Redemption Limitation.

Shareholders are entitled to exercise redemption rights in connection with the proposals to be voted on at the Extraordinary General Meeting. Under the Company’s Charter, it cannot consummate an initial Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of an initial Business Combination. In addition, if holders of enough of the public shares were to seek redemption rights in connection with the consideration of these proposals, even if the amendments were approved by the requisite vote of shareholders, the Company would not be able to implement the amendments or provide redemption rights as its Charter requires that it must have at least $5,000,001 in net tangible assets to do so.

The Company believes that these limitations which may prevent it from completing an initial Business Combination are not needed. The purpose of such limitation was initially to ensure that the public shares not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such public shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial Business Combination, the Charter would prevent the Company from being able to consummate an initial Business Combination even if all other conditions to closing are met.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial Business Combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial Business Combination, and our belief that an initial Business Combination is in the best interest of the Company and our shareholders, the Extension is warranted.

In connection with the Charter Amendment Proposals, public shareholders may elect to redeem their shares of ST Energy Class A Shares for a per-share price, payable in cash, equal to the aggregate amount as of two business days prior to the vote at the Extraordinary General Meeting in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding shares of ST Energy Class A Shares, regardless of how such public shareholders vote on the Charter Amendment Proposals, or if they vote at all. If the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Charter.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing, and will not propose, to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial Business Combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete its initial Business Combination.

Our Board recommends that you vote in favor of the Redemption Limitation Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote to approve the Liquidation Amendment Proposal?

The purpose of the Liquidation Amendment Proposal is to amend our Charter to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with law and to redeem all of the ST Energy Class A Shares included as part of the SAILSM securities sold in the Company’s IPO prior to the scheduled end of the Extension Period (including a date prior to the current termination date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the end of the Extension Period. Accordingly, the Board believes that it is in the best interests of our shareholders to provide additional flexibility to wind up our operations, in which case we will liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of a potential business combination.

Our Board believes that shareholders will benefit from enabling the Board to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date following the effectiveness of the amended Charter and prior to the scheduled end of the Extension Period (including a date prior to the current termination date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the end of the Extension Period.

Why should I vote to approve the Trust Amendment Proposal?

The Company’s current Trust Agreement provides that the Company has until 18 months after the closing of the IPO and such later date as may be approved by the Company’s shareholders in accordance with the Charter to terminate the Trust Agreement and liquidate the Trust Account.

The purpose of the Trust Amendment is to allow the Company to extend the date by which the Company would be required to consummate a business combination from June 7, 2023 to December 7, 2023, or such earlier date as determined by our Board in its sole discretion. The Trust Amendment parallels the Charter Amendment Proposals.

When would the Board abandon the Extension Proposal?

Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. Additionally, if the Extension is approved but the Redemption Limitation Amendment Proposal is not approved or not implemented, we are not permitted to redeem ST Energy Class A Shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our shares of ST Energy Class A Shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Additionally, notwithstanding the approval of the Charter Amendment Proposals, our Board may decide to abandon the Charter Amendment Proposals and the Trust Amendment Proposal at any time and for any reason prior to the effectiveness of the filing with the Bermuda Registrar. Assuming the Extension Proposal is approved, if our Board abandons the Redemption Limitation Amendment, public shareholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons all of the Charter Amendment Proposals, public shareholders will not be entitled to exercise redemption rights.

When would the Board abandon the Redemption Limitation Amendment Proposal?

Our Board will abandon the Redemption Limitation Amendment Proposal if our shareholders do not approve the Redemption Limitation Amendment Proposal or if our shareholders approve the Redemption Limitation Amendment Proposal but do not approve the Extension Proposal.

Additionally, notwithstanding the approval of the Charter Amendment Proposals, our Board may decide to abandon the Charter Amendment Proposals and the Trust Amendment Proposal at any time and for any reason prior to the effectiveness of the filing with the Bermuda Registrar. Assuming the Extension Proposal is approved, if our Board abandons the Redemption Limitation Amendment, public shareholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons all of the Charter Amendment Proposals, public shareholders will not be entitled to exercise redemption rights.

When would the Board abandon the Liquidation Amendment Proposal?

Our Board will abandon the Liquidation Amendment Proposal if our shareholders do not approve the Liquidation Amendment Proposal or if our shareholders approve the Liquidation Amendment Proposal but do not approve the Extension Proposal.

Additionally, notwithstanding the approval of the Charter Amendment Proposals, our Board may decide to abandon the Charter Amendment Proposals and the Trust Amendment Proposal at any time and for any reason prior to the effectiveness of the filing with the Bermuda Registrar. Assuming the Extension Proposal is approved, if our Board abandons the Liquidation Amendment, public shareholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons all of the Charter Amendment Proposals, public shareholders will not be entitled to exercise redemption rights.

When would the Board abandon the Trust Amendment Proposal?

Our Board will abandon the Trust Amendment Proposal if our shareholders do not approve the Trust Amendment Proposal or if our shareholders approve the Trust Amendment Proposal but do not approve the Extension Proposal.

Additionally, notwithstanding the approval of the Charter Amendment Proposals, our Board may decide to abandon the Charter Amendment Proposals and the Trust Amendment Proposal at any time and for any reason prior to the effectiveness of the filing with the Bermuda Registrar. Assuming the Extension Proposal is approved, if our Board abandons the Trust Amendment, public shareholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons all of the Charter Amendment Proposals, public shareholders will not be entitled to exercise redemption rights.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors and their permitted transferees (collectively, the “Initial Shareholders”) collectively own all of the issued and outstanding ST Energy Class B Shares, collectively constituting 20% of the aggregate voting power of the issued and outstanding ST Energy Shares, and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders at the Extraordinary General Meeting.

The Sponsor and the Company’s directors, officers and advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting, although they are under no obligation to do so. Any such purchases that are completed after May 8, 2023 (the “Record Date”) may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the ST Energy Shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the ST Energy Shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. None of the Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What vote is required to approve the Redemption Limitation Amendment Proposal?

Approval of the Redemption Limitation Amendment Proposal requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What vote is required to approve the Liquidation Amendment Proposal?

Approval of the Liquidation Amendment Proposal also requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What vote is required to approve the Trust Amendment Proposal?

Approval of the Trust Amendment Proposal requires the affirmative vote of 65% of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Bermuda law, being the affirmative vote of a majority of the holders of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you should vote against such proposals. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on either of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date, as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial Business Combination.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), the Company may, at any time, instruct Continental to hold all funds in the Trust Account in cash until the earlier of the consummation of the Business Combination, the Company’s initial Business Combination and liquidation of the Company.

What happens if the Extension Proposal is not approved or not implemented?

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by June 7, 2023, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to ST Energy’s obligations under Bermuda law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 7, 2023, or, if the Extension Proposal is approved, the Extended Date.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any ST Energy Class B Shares held by it or them, as applicable, if the Company fails to complete an initial Business Combination by June 7, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any ST Energy Class A Shares they hold if the Company fails to complete its initial Business Combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 7, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

What happens if the Redemption Limitation Amendment Proposal is not approved or not implemented?

If the Extension Proposal is approved but the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not redeem public shares to the extent that, if the Redemption Limitation Amendment Proposal is not approved or not implemented, accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any public shares. In such case, public shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by June 7, 2023.

If the Charter Amendment Proposals are approved, what happens next?

The Company is continuing its efforts to complete an initial Business Combination. The Company is seeking approval of the Extension because the Company may not be able to complete an initial Business Combination prior to June 7, 2023. If the Extension Proposal is approved, the Company expects to continue evaluating initial Business Combination opportunities in pursuit of entering into an initial Business Combination agreement and seeking shareholder approval of an initial Business Combination. If shareholders approve such initial Business Combination, the Company expects to consummate an initial Business Combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of an initial Business Combination.

Upon approval of the Charter Amendment Proposals by the required number of votes, or approval of the Extension Proposal by the required number of votes in the event the Redemption Limitation Amendment Proposal is not approved or not implemented and as a result of the redemptions, the Redemption Limitation is not reached, the Company plans to file an amendment to the Charter with the Bermuda Registrar in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its SAILSM securities, ST Energy Class A Shares and public warrants will remain publicly traded. Assuming the Extension Proposal is approved, if our Board abandons the Redemption Limitation Amendment, public shareholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons all of the Charter Amendment Proposals, public shareholders will not be entitled to exercise redemption rights.

If any of the Charter Amendment Proposals are approved and implemented, any removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of public held by the Sponsor through the shares of ST Energy Class B Shares. If the Redemption Limitation Amendment Proposal is approved and implemented, the Company will redeem public shares irrespective of the prior Redemption Limitation. Only if the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Charter.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space, utilities and secretarial and administrative services pursuant to the Administrative Services Agreement, dated as of December 2, 2021, by and between the Company and the Sponsor (the “Administrative Services Agreement”).

If (i) the Charter Amendment Proposals are approved and we amend the Charter, or (ii) the Redemption Limitation is exceeded, will our securities remain listed on the New York Stock Exchange following shareholder redemptions?

Our public shares, SAILSM securities and warrants are listed on the New York Stock Exchange (the “NYSE”). We are subject to compliance with the NYSE’s continued listing requirements in order to maintain the listing of our securities on the NYSE. Such continued listing requirements for our public shares include, among other things, the requirement to maintain (i) at least 300 public holders, (ii) 1,200 shareholders or an average monthly trading volume of 100,000 shares, (iii) at least 600,000 publicly held shares, or (iv) an average aggregate global market capitalization of $50,000,000 or an average aggregate global market capitalization attributable to its publicly-held shares of $40,000,000, in each case over 30 consecutive trading days.

Pursuant to the terms of our Charter, in connection with the Charter Amendment Proposals, public shareholders may elect to redeem their public shares and, as a result, we may not be in compliance with the NYSE’s continued listing requirements.

If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange. If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our public shares are “penny stocks” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial Business Combination.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our public shares, SAILSM securities and warrants qualify as covered securities under such statute. If we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Where will I be able to find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial Business Combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial Business Combination, you will be able to vote on a proposed initial Business Combination. If you disagree with an initial Business Combination, you will retain your right to redeem your shares of ST Energy Class A Shares upon consummation of such initial Business Combination, subject to any limitations set forth in our Charter, as amended. Such limitations include that a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a group for purposes of acquiring, holding or disposing of ST Energy Shares will be restricted from redeeming its ST Energy Class A Shares with respect to more than 15% of the ST Energy Class A Shares sold in the IPO. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the ST Energy Class Shares sold in the IPO, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s Secretary at Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, Hamilton Bermuda HM08, so that it is received by the Company’s Secretary prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on           , 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the Extraordinary General Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person or virtually at the Extraordinary General Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter and Bermuda law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ST Energy Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of ST Energy Shares as of the close of business on the Record Date are entitled to vote at the Extraordinary General Meeting. On the Record Date, there were 30,187,500 ST Energy Shares issued and outstanding, comprising (a) 28,750,000 ST Energy Class A Shares and (b) 1,437,500 ST Energy Class B Shares. The Company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Extraordinary General Meeting, (i) each holder of ST Energy Class A Shares will be entitled to one (1) vote for each share held by them on the Record Date and (ii) the holders of ST Energy Class B Shares, collectively, are entitled to 20% of the voting power of the issued and outstanding ST Energy Shares. Holders of ST Energy Class A Shares and holders of ST Energy Class B Shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The Initial Shareholders collectively own all of our issued and outstanding ST Energy Class B Shares, collectively constituting 20% of the aggregate voting power of the issued and outstanding ST Energy Shares.

Registered Shareholders. If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

“Street Name” Shareholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your ST Energy Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of shares of ST Energy Class B Shares, private placement warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal, dissenters or similar rights for dissenting shareholders?

Neither Bermuda law nor our Charter provides for dissenters’ rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Extraordinary General Meeting.

What happens to the Company’s warrants if the Extension Proposal is not approved or not implemented?

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by June 7, 2023, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to ST Energy’s obligations under Bermuda law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 7, 2023.

What happens to the Company’s warrants if the Extension Proposal is approved?

If the Extension is approved, the Company will continue to attempt to consummate an initial Business Combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of ST Energy Shares as of the close of business on the Record Date, you may vote in person or by virtual attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote online by virtually attending the Extraordinary General Meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you email a valid legal proxy, you will be issued a 12-digit meeting control number that will allow you to register to attend and participate in the Extraordinary General Meeting.

How do I redeem my ST Energy Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if any of the Charter Amendment Proposals are approved by the requisite vote of shareholders and implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)	(i) hold public shares or (ii) hold public shares as part of SAILSM securities and elect to separate such SAILSM securities into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (c) such redemption would not result in the Company having net tangible assets of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented); and

(b)	prior to 5:00 p.m., New York City time, on , 2023 (two (2) business days prior to the vote at the Extraordinary General Meeting), (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Any demand for redemption, once submitted to the Company, may not be withdrawn unless the directors of the Company determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). If you tendered or delivered your shares for redemption to Continental and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Additionally, we will not redeem shares if (i) none of the Charter Amendment Proposals are approved, (ii) none of the Charter Amendment Proposals are implemented (even if approved), or (iii) the Redemption Limitation Amendment Proposal is not approved or not implemented and redemptions would cause the Redemption Limitation to be exceeded. In any of these scenarios, you will not receive cash for public shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Company’s sponsor, Sloane Square Capital Holdings Ltd., a Bermuda exempted company limited by shares, may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any public shares. In such case, public shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by June 7, 2023.

Holders of SAILSM securities of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their SAILSM securities in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the SAILSM securities into the underlying public shares and public warrants, or if a holder holds SAILSM securities registered in its, their own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the SAILSM securities into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposals, the Trust Amendment Proposal and/or the Adjournment Proposal.

What should I do if I receive more than one (1) set of voting materials?

You may receive more than one (1) set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one (1) name or are registered in different accounts. For example, if you hold your shares in more than one (1) brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $32,500, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of ST Energy Class A Shares for their expenses in forwarding soliciting materials to beneficial owners of ST Energy Class A Shares and in obtaining voting instructions from those owners.

Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, you should contact:

ST Energy Transition I Ltd.
Par-la-Ville Place, 4th Floor

14 Par-la-Ville Road

Hamilton Bermuda
Telephone: (441) 295-6935

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Individuals (toll-free): (800) 662-5200
Banks and brokerage firms, please call collect: (203) 658-9400
Email: STET.info@investor.morrowsodali.com

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., New York City time, on           , 2023 (two (2) business days prior to the vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attention: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, the Company’s subsequent Quarterly Reports on Form 10-Q and the other reports we file with the SEC before making any investment decision related to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial Business Combination.

Approving the Extension Proposal involves a number of risks. Even if the Extension Proposal is approved and the Extension is implemented, the Company can provide no assurances that an initial Business Combination will be consummated prior to the Extended Date. Our ability to consummate an initial Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Proposal is approved, the Company expects to seek stockholder approval of an initial Business Combination. We are required to offer shareholders the opportunity to redeem ST Energy Class A Shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with any stockholder vote to approve our initial Business Combination. Even if the Extension Proposal or our initial Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Proposal and our initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of ST Energy Class A Shares on the open market. The price of ST Energy Class A Shares may be volatile, and there can be no assurance that shareholders will be able to dispose of ST Energy Class A Shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as the Company and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing an initial Business Combination and the time required to consummate an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination.

We may not be able to complete our initial Business Combination should it be subject to any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States. As a result, the pool of potential targets with which we could complete our initial Business Combination may be limited. In addition, the time necessary for any governmental or regulatory review or approval could prevent us from completing our initial Business Combination and require us to liquidate.

Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor, directly or indirectly, may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”). Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved. Investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. In addition, CFIUS has jurisdiction over certain investments that do not result in control of a U.S. business by a foreign person, but afford foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies”, “critical infrastructure” and/or “sensitive personal data” (collectively “TID U.S. Businesses”). Further, although a majority of CFIUS filings are filed voluntarily, investments in TID U.S. businesses with a nexus to “critical technologies” or investments by entities that have substantial foreign government ownership may be subject to mandatory filing requirements..

Our Sponsor is the record holder of 1,377,500 ST Energy Class B Shares. Oak Trustees (Jersey) Limited is the trustee of a trust established by John Fredriksen, for the benefit of his immediate family members. Mr. Fredriksen may be deemed to beneficially own 1,377,500 ST Energy Class B Shares through his indirect influence over Sloane Square Capital Holdings Ltd., the shares of which are held in the Trust. The trust is the sole shareholder of Transition Energy Holdings Ltd., which is in turn the sole shareholder of Sloane Square Capital Holdings Ltd., and therefore the trust is the indirect owner of Sloane Square Capital Holdings Ltd. As such, Oak Trustees (Jersey) Limited may be deemed to beneficially own the ST Energy Class B Shares that are beneficially owned by our Sponsor. Mr. Fredriksen disclaims beneficial ownership of the 1,377,500 ST Energy Class B Shares beneficially owned by Sloane Square Capital Holdings Ltd. except to the extent of his voting and dispositive interests in such ST Energy Class B Shares. Several factors – including the nationality of the trustee, Oak Trustees (Jersey) Limited – could prompt CFIUS to find that the Sponsor is to be a “foreign person” for purposes of the CFIUS regulations. Because of the Sponsor’s ownership of 1,377,500 ST Energy Class B Shares, CFIUS could also find the Company to be a foreign person.

As a consequence, our initial Business Combination with a U.S. business may be subject to CFIUS review, if the transaction results in the Company acquiring control of a U.S. business or if the transaction results in the Company acquiring certain information or governance rights and the U.S. business qualifies as a TID U.S. Business. If our initial Business Combination with a U.S. Business falls within CFIUS’s jurisdiction, we may be subject to mandatory filing requirements. If not, we may still determine that a voluntary filing is prudent depending on the national security risks that CFIUS may perceive arising from the transaction, or we may proceed with our initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial Business Combination. CFIUS may decide to block or delay our initial Business Combination, impose conditions to mitigate national security concerns with respect to such initial Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial Business Combination. If we cannot complete our initial Business Combination by June 7, 2023 or by the Extended Date, if the Extension Proposal is approved, because the review process extends beyond such timeframe or because our initial Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, we cannot guarantee the per share amount that our public shareholders will receive and our warrants will expire without any value. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

The NYSE may delist our securities from trading on its exchange following redemptions by our shareholders in connection with approval of the Charter Amendment Proposals, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

The ST Energy Class A Shares, SAILSM securities and warrants are listed on the NYSE. After the Extraordinary General Meeting, we may be required to demonstrate compliance with NYSE’s continued listing requirements in order to maintain the listing of our securities on NYSE. Such continued listing requirements for our securities include:

●	maintaining an average aggregate global market capitalization of at least $50,000,000 or an average aggregate global market capitalization attributable to our publicly-held ST Energy Class A Shares of at least $40,000,000, such publicly-held ST Energy Class A Shares excluding ST Energy Class A Shares held by our Initial Shareholders and other concentrated holdings of ten percent or greater, in each case measured over thirty consecutive trading days;

●	our securities not falling below the following distribution criteria:

●	300 public shareholders; or

●	1,200 total shareholders and average monthly trading volume of 100,000 ST Energy Class A Shares, for the most recent 12 months; or

●	600,000 publicly-held ST Energy Class A Shares; and

●	consummating an initial Business Combination within the time period specified in our Charter.

Additionally, we expect that if the ST Energy Class A Shares fail to meet the NYSE’s continued listing requirements, our SAILSM securities and warrants will fail to meet the NYSE’s continued listing requirements for those securities. We cannot assure you that any of the ST Energy Class A Shares, SAILSM securities or warrants will be able to meet any of the NYSE’s continued listing requirements following the Extraordinary General Meeting and any related stockholder redemptions of the ST Energy Class A Shares. If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that the ST Energy Class A Shares is a “penny stock” which will require brokers trading in the ST Energy Class A Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” The ST Energy Class A Shares, SAILSM securities and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Changes in laws or regulations or how such laws or regulations are interpreted or applied, or a failure to comply with any laws or regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are and will be subject to laws and regulations enacted by national, regional and local governments and, potentially, foreign jurisdictions. In particular, we will be required to comply with certain SEC and other legal requirements, an initial Business Combination may be contingent on our ability to comply with certain laws and regulations and the post-closing combined may be subject to additional laws and regulations. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, including as a result of changes in economic, political, social and government policies, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act. These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to complete an initial Business Combination.

If we are deemed to be an investment company under the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, we would expect to abandon our efforts to complete an initial Business Combination and liquidate the Trust Account.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities.

In addition, we would be subject to burdensome compliance requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

As a result, if we were deemed to be an investment company under the Investment Company Act, we would expect to abandon our efforts to complete an initial Business Combination and liquidate the Trust Account.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete an initial Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

To that end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to our Investment Management Trust Agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term, we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act.

The SPAC Rule Proposals (as defined above) under the Investment Company Act would provide a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial Business Combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering. Although the SPAC Rule Proposals, including the proposed safe harbor rule, have not yet been adopted, and may be adopted in a revised form, the SEC has indicated that there are serious questions concerning the applicability of the Investment Company Act to a SPAC that does not complete its initial Business Combination within the proposed time frame set forth in the proposed safe harbor rule.

Notwithstanding whether or not the SPAC Rule Proposals are adopted by the SEC, we may be deemed to be an investment company under the Investment Company Act. As a SPAC, we were formed for the sole purpose of completing an initial Business Combination by June 7, 2023 (i.e. 18 months from the closing of our IPO). The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, and instead hold all funds in the Trust Account in cash, which would reduce or eliminate the accrual of interest in the Trust Account and thereby reduce what our public shareholders would receive upon any redemption or liquidation. Further, if we do not invest the proceeds held in the Trust Account as discussed above, we may be deemed to be subject to the Investment Company Act, and the loss you may suffer as a result of being deemed subject to the Investment Company Act may be greater than if we liquidated the securities held in the Trust Account and instead held such funds in cash.

We do not believe that our principal activities will subject us to regulation under the Investment Company Act. However, if we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination. In such circumstances, we would expect to abandon our efforts to complete an initial Business Combination and liquidate the Trust Account. If we are unable to complete our initial Business Combination within the required time period and are required to liquidate the Trust Account, our public shareholders may receive only approximately $10.41 per share (based on the amount in the Trust Account as of March 31, 2023), or less in certain circumstances, on the liquidation of our Trust Account, and our warrants will expire worthless. If we are required to liquidate, you may lose all or part of your investment in the Company and you will not be able to realize any future appreciation in the value of your investment since an initial Business Combination would not have been consummated.

In order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to hold all funds in the Trust Account in cash until the earlier of the consummation of an initial Business Combination or our liquidation. Any decision to hold all funds in the Trust Account in cash would likely reduce the amount our public shareholders would receive upon any redemption or liquidation.

While the funds in our Trust Account may only be invested in U.S. government treasury bills with a maturity of 185 days or less, or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act, the Company may, at any time, instruct the trustee to hold all funds in the Trust Account in cash until the earlier of the consummation of an initial Business Combination or our liquidation in order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act. Any decision to hold all funds in the Trust Account in cash, combined with any permitted withdrawals of interest held in the Trust Account to pay our taxes, would likely reduce the effective yield on the amounts in the Trust Account and the amount our public shareholders would receive upon any redemption or liquidation.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy on           , 2023, at           ,            time, at the offices of the Company located at Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, Hamilton Bermuda HM08, and virtually via live webcast at https://www.cstproxy.com/stenergy1/2023, to consider and vote upon the proposals to be put to the Extraordinary General Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of the Company only if you reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting the Company, telephone (441) 295-6935.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

(a)	Proposal No. 1 — The Extension Proposal — as a resolution, to amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial Business Combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such initial Business Combination and (iii) redeem all of the ST Energy Class A Shares, from June 7, 2023, to the Extended Date;

(b)	Proposal No. 2 — The Redemption Limitation Amendment Proposal — as a resolution, to amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

(c)	Proposal No. 3 — The Liquidation Amendment Proposal — a proposal to amend the Charter as set forth in Annex A of the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date;

(d)	Proposal No. 4 — The Trust Amendment Proposal — a proposal to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement to extend the date by which the Company would be required to consummate our initial Business Combination from June 7, 2023 to December 7, 2023, or such earlier date as determined by our Board in its sole discretion; and

(e)	Proposal No. 5 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Charter Amendment Proposals, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the Charter Amendment Proposals.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on the Record Date are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each of the ST Energy Shares entitles the holder thereof to one (1) vote. On the Record Date, there were 30,187,500 ST Energy Shares issued and outstanding, comprising (a) 28,750,000 ST Energy Class A Shares and (b) 1,437,500 ST Energy Class B Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter and Bermuda law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ST Energy Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Votes Required

Approval of the Extension Proposal requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

Approval of the Redemption Limitation Amendment requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

Approval of the Liquidation Amendment Proposal requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of 65% of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Bermuda law, being the affirmative vote of a majority of the holders of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

If you do not want any of the proposals to be approved, you must vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ST Energy Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

Voting

You can vote your shares at the Extraordinary General Meeting in person, by proxy or online by virtually attending the Extraordinary General Meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”

Shareholders of Record

You can vote by proxy by having one (1) or more individuals who will be at the Extraordinary General Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Extraordinary General Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (a) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (b) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate Jan Erik Klepsland to act as your proxy at the Extraordinary General Meeting. Jan Erik Klepsland will then vote your shares at the Extraordinary General Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Extraordinary General Meeting.

Alternatively, you can vote your shares online by virtually attending the Extraordinary General Meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the Extraordinary General Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who email a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Extraordinary General Meeting. Beneficial owners who wish to attend the Extraordinary General Meeting virtually must obtain a legal proxy from the shareholder of record and email a copy of their legal proxy to proxy@continentalstock.com.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Extraordinary General Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for each proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing STET.info@investor.morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company’s Secretary at Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, Hamilton Bermuda HM08, so that it is received by the Company’s Secretary prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on           , 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the Extraordinary General Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

Only shareholders, their proxy holders and guests we may invite may attend the Extraordinary General Meeting. If you wish to virtually attend the Extraordinary General Meeting but you hold your shares through a broker, bank or other agent, you must follow the instructions detailed above on how to attend the Extraordinary General Meeting.

Solicitation of Proxies

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $32,500, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of ST Energy Class A Shares for their expenses in forwarding soliciting materials to beneficial owners of ST Energy Class A Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Individuals (toll-free): (800) 662-5200
Banks and brokerage firms, please call collect: (203) 658-9400
Email: STET.info@investor.morrowsodali.com

If any additional solicitation of the holders of our outstanding ST Energy Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

Neither Bermuda law nor our Charter provides for dissenters’ rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Extraordinary General Meeting.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of the Extraordinary General Meeting and with respect to any other matters that may properly come before the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, or at any adjournments or postponements of the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters. We expect that the ST Energy Class A Shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, Hamilton Bermuda HM08. Our telephone number is (441) 295-6935. Our corporate website address is https://www.stenergy1.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

We are a blank check company, incorporated on April 9, 2021, as a Bermuda exempted company limited by shares and incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On December 7, 2021, ST Energy consummated its IPO of its SAILSM securities, with each SAILSM security consisting of one (1) ST Energy Class A Share and one-half of one (1) redeemable public warrant, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,750,000 SAILSM securities. Simultaneously with the closing of the IPO, ST Energy completed the private sale of 12,062,500 private placement warrants at a purchase price of $1.00 per private placement warrant to the Sponsor, generating gross proceeds to us of $12,062,500. Following the closing of ST Energy’s IPO, a total of $291,812,500 ($10.15 per SAILSM security) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee.

Reasons for the Extension Proposal

The Charter provides that we have until June 7, 2023, to complete an initial Business Combination. The Board has determined that there may not be sufficient time before June 7, 2023, to hold an extraordinary general meeting to obtain shareholder approval of and consummate an initial Business Combination. Accordingly, the Board believes that in order to be able to successfully complete an initial Business Combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that an initial Business Combination is in the best interests of the Company and our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by June 7, 2023, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to ST Energy’s obligations under Bermuda law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 7, 2023, or, if the Extension Proposal is approved, the Extended Date.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial Business Combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial Business Combination and our belief that continuing to pursue an initial Business Combination is in the best interest of ST Energy and our shareholders, the Extension is warranted.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial Business Combination, which the Board believes is in the best interests of the Company and our shareholders. A copy of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial Business Combination at this time. If any of the Charter Amendment Proposals are approved and implemented and you do not elect to redeem your public shares in connection with the Charter Amendment Proposals, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the Extended Date. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.

If the Extension Proposal is Not Approved or Not Implemented

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by June 7, 2023, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to ST Energy’s obligations under Bermuda law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 7, 2023, or, if the Extension Proposal is approved, the Extended Date.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any ST Energy Class B Shares held by it or them, as applicable, if the Company fails to complete an initial Business Combination by June 7, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any ST Energy Class A Shares they hold if the Company fails to complete its initial Business Combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 7, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal Is Approved

If the Extension Proposal is approved, the Company will file an amendment to the Charter with the Bermuda Registrar in the form of Annex A hereto to extend the time it has to complete an initial Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its SAILSM securities, ST Energy Class A Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial Business Combination by the Extended Date.

Notwithstanding the approval of the Charter Amendment Proposals, our Board may decide to abandon the Charter Amendment Proposals and the Trust Amendment Proposal at any time and for any reason prior to the effectiveness of the filing with the Bermuda Registrar. Assuming the Extension Proposal is approved, if our Board abandons the Redemption Limitation Amendment, public shareholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons all of the Charter Amendment Proposals, public shareholders will not be entitled to exercise redemption rights.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $299,163,733 that was in the Trust Account as of March 31, 2023. If the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Charter.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space, utilities and secretarial and administrative services pursuant to the Administrative Services Agreement.

Redemption Rights

If the Extension Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial Business Combination, or if the Company has not consummated an initial Business Combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME ON           , 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)	(i) hold public shares or (ii) hold public shares as part of SAILSM securities and elect to separate such SAILSM securities into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (iii) such redemption would not result in the Company having net tangible assets of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented); and

(b)	prior to 5:00 p.m., New York City time, on , 2023 (two (2) business days prior to the vote at the Extraordinary General Meeting), (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of SAILSM securities must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their SAILSM securities in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the SAILSM securities into the underlying public shares and public warrants, or if a holder holds SAILSM securities registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposals, the Trust Amendment Proposal and/or the Adjournment Proposal.

Additionally, we will not redeem shares if (i) none of the Charter Amendment Proposals are approved, (ii) none of the Charter Amendment Proposals are implemented (even if approved), or (iii) the Redemption Limitation Amendment Proposal is not approved or not implemented and redemptions would cause the Redemption Limitation to be exceeded. In any of these scenarios, you will not receive cash for public shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Company’s sponsor, Sloane Square Capital Holdings Ltd., a Bermuda exempted company limited by shares, may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any public shares. In such case, public shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by June 7, 2023.

Holders of SAILSM securities of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their SAILSM securitiesin an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the SAILSM securities into the underlying public shares and public warrants, or if a holder holds SAILSM securities registered in its, their own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the SAILSM securities into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposals, the Trust Amendment Proposal and/or the Adjournment Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, The Depository Trust Company and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or The Depository Trust Company, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender with the consent of the Board. If you tendered or delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding ST Energy Class A Shares. Based upon the amount held in the Trust Account as of March 31. 2023, which was $299,163,733, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.41 at the time of the Extraordinary General Meeting. The closing price of an ST Energy Class Share on May 1, 2023 was $10.44. The Company cannot assure shareholders that they will be able to sell their ST Energy Class A Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ST Energy Class A Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to the vote on the Charter Amendment Proposals. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposals would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment Proposals.

U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their ST Energy Class A Shares redeemed for cash if any of the Charter Amendment Proposals are approved and implemented. This discussion applies only to ST Energy Class A Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	the Sponsor or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market method of accounting;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired ST Energy Class A Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold ST Energy Class A Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

●	persons whose functional currency is not the U.S. dollar.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds ST Energy Class A Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any ST EnergyClass A Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of ST Energy Class A Shares who or that is, for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of ST Energy Class A Shares

The following discussion addresses redemptions of ST Energy Class A Shares pursuant to an exercise of the redemption rights described in this proxy, and that are not undertaken in connection with our liquidation. In the event that we liquidate (including at the sole discretion of the Board if the Liquidation Amendment Proposal is adopted), a U.S. Holder’s receipt of cash in redemption of its ST Energy Class A Shares could be treated as a distribution to such holder in connection with our complete liquidation, with such distribution treated as a payment received in exchange for such shares under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders — Taxation of Redemptions Treated as Sales.” The remainder of this discussion assumes that any redemptions described herein are not undertaken in connection with our liquidation.

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s ST Energy Class A Shares pursuant to an exercise of redemption rights will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of ST Energy Class A Shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Taxation of Redemptions Treated as Sales.” If the redemption does not qualify as a sale of ST Energy Class A Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Redemptions Treated as Distributions.”

The redemption of ST Energy Class A Shares will generally qualify as a sale of the ST Energy Class A Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial Business Combination, the ST Energy Class A Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of ST Energy Class A Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of ST Energy Class A Shares will be treated as a distribution to the redeeming holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Redemptions Treated as Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed ST Energy Class A Shares will be added to such holder’s adjusted tax basis in its remaining shares, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Redemptions Treated as Distributions

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s ST Energy Class A Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) ST Energy Class A Shares are readily tradable on an established securities market in the United States or (ii) ST Energy Class A Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2022 (and may be a PFIC for our current taxable year ending December 31, 2023), it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the ST Energy Class A Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to ST EnergyClass A Shares.

Distributions in excess of our current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the ST Energy Class A Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the ST Energy Class A Shares and will be treated as described below under the section entitled “— Taxation of Redemptions Treated as Sales.”

Taxation of Redemptions Treated as Sales

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s ST Energy Class A Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash and the fair market value of any property received in the redemption and (ii) the U.S. Holder’s adjusted tax basis in the ST Energy Class A Shares redeemed. A U.S. holder’s adjusted tax basis in its ST Energy Class A Shares will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to such shares that are treated as returns of capital.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year at the time of disposition. However, it is unclear whether the redemption rights with respect to the ST Energy Class A Shares described in this proxy statement may prevent the holding period of the ST Energy Class A Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of ST Energy Class A Shares (ST Energy Class A Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and net gains from the disposition of passive assets.

We believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2022. Our PFIC status for our current taxable year ending December 31, 2023, however, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held ST Energy Class A Shares during such prior taxable years, absent certain elections described below.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” election (a “QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held ST Energy Class A Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its ST Energy Class A Shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its ST Energy Class A Shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF ST ENERGY CLASS A SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Vote Required for Approval

Approval of the Extension Proposal requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by June 7, 2023, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to ST Energy’s obligations under Bermuda law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 7, 2023.

Additionally, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. However, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

The Initial Shareholders are expected to vote all ST Energy Shares owned by them in favor of the Extension Proposal. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 1,437,500 ST Energy Class B Shares, collectively constituting 20% of the aggregate voting power of the issued and outstanding ST Energy Shares. See the section entitled “Beneficial Ownership of Securities” for additional information regarding the holders of ST Energy Class B Shares and their respective ownership thereof.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.41 per share, based on the amounts held in the Trust Account as of March 31, 2023); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

Subject to the immediately preceding paragraph, the Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the ST Energy Shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the ST Energy Shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. None of the Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	if the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by June 7, 2023, the 1,437,500 aggregate ST Energy Class B Shares held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 12,062,500 private placement warrants held by the Sponsor;

●	in connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

●	all rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial Business Combination and, if the Extension Proposal is not approved and no initial Business Combination is completed by June 7, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	none of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial Business Combination and receive compensation thereafter; and

●	the Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by June 7, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL.

OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE Redemption limitation amendment PROPOSAL

Background

Section 201.1(a) of the Company’s Charter provides the following:

“Prior to the consummation of a Business Combination, the Company:

(i)	may submit such Business Combination to its Shareholders for approval; and

(ii)	shall provide all holders of Public Shares with the opportunity to have their Public Shares redeemed upon the consummation of such Business Combination pursuant to, and subject to the limitations of, Bye-Laws 201.1(a) and 201.1(c) (such rights of such holders to have their Public Shares redeemed pursuant to such Bye-Laws, Redemption Rights) for cash equal to the applicable Redemption Price, provided, however, that the Company shall not redeem Public Shares to the extent that such redemption would result in the Company’s failure to either (i) have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of at least $5,000,001 or (ii) comply with any greater net tangible asset or cash requirement which may be contained in the agreement relating to a Business Combination upon consummation of such Business Combination (such limitation, Redemption Limitation).”

Section 201.1(d) of the Company’s Charter provides the following:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Bye-Law, in the event that such Business Combination is approved by Resolution of a majority of the votes attached to share voted at such general meeting (or such higher approval threshold as required by Applicable Law), the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has complied with the Redemption Limitation.”

Section 201.1(f) of the Company’s Charter provides the following:

“In the event that any amendment is made to these Bye-Laws:

(i)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 18 months from the consummation of the IPO; or

(ii)	with respect to any other provision relating to Shareholders’ rights or pre-Business Combination activity,

the Company shall provide the holders of Public Shares with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Bye-Law is subject to the Redemption Limitation.”

The purpose of the Redemption Limitation requirements (set forth in the text above) was to ensure that the Company will not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Charter to remove the Redemption Limitation requirements underlined above. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on the NYSE (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on the NYSE.

Rule 419 blank check companies and “penny stock” Issuers

As disclosed in our IPO prospectus, because the net proceeds of the our IPO were being used to complete an initial Business Combination with a target business that had not been selected at the time of the IPO, the Company may be deemed a “blank check company”. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the language in the sections of the Charter as reproduced above, was to ensure that through the consummation of an initial Business Combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2)

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on the NYSE and have been since the consummation of its IPO. The Company believes that the NYSE has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation is unnecessary.

Reasons for the Redemption Limitation Amendment

Shareholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal to the Charter which, in the judgment of the Board, may facilitate the consummation of an initial Business Combination. The Charter limits the Company’s ability to consummate an initial Business Combination, or to redeem public shares in connection with an initial Business Combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the public shares were not deemed to be “penny stocks” pursuant to Rule 3a51-1 under the Exchange Act in the event that such public shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial Business Combination, the Charter would prevent the Company from being able to consummate an initial Business Combination even if all other conditions to closing are met. If the Redemption Limitation Amendment Proposal is approved and implemented, the Charter would be amended to delete the Redemption Limitation language from the Charter as set forth in Annex A to this proxy statement.

The Charter also entitles shareholders of the Company to redemption rights if the Company seeks to amend the Charter to extend the period of time to complete an initial Business Combination or makes certain other changes to provisions governing pre-initial Business Combination activity. Redemption rights are limited, however, and any such amendment would be voided if the net tangible assets redemption limit cannot be satisfied. As discussed above, the Company believes that the net tangible assets limitation may be removed from the Charter. The proposed amendments in Annex A to this proxy statement would remove this limitation with respect to redemption rights in connection with Charter amendments as well.

The Redemption Limitation Amendment

We are proposing to amend the Charter pursuant to the second resolution in the form set forth in Annex A of this proxy statement to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect any redemptions in connection with the Extraordinary General Meeting irrespective of whether such redemptions would exceed the Redemption Limitation.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved and implemented (and the Extension Proposal is also approved and implemented), we plan to file the Redemption Limitation Amendment with the Bermuda Registrar pursuant to second resolution as set forth in Annex A of this proxy statement and, assuming the Extension Proposal is approved and is implemented, redeem public shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation. However, notwithstanding the approval of the Charter Amendment Proposals, our Board may decide to abandon the Charter Amendment Proposals and the Trust Amendment Proposal at any time and for any reason prior to the effectiveness of the filing with the Bermuda Registrar. Assuming the Extension Proposal is approved, if our Board abandons the Redemption Limitation Amendment, public shareholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons all of the Charter Amendment Proposals, public shareholders will not be entitled to exercise redemption rights.

If the Redemption Limitation Amendment Proposal Is Not Approved or Not Implemented

If the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any public shares. In such case, public shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by June 7, 2023.

Vote Required for Approval

Approval of the Redemption Limitation Amendment Proposal requires a resolution under Bermuda law, being the affirmative vote of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe each of the Proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the Redemption Limitation Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 3 — THE LIQUIDATION AMENDMENT PROPOSAL

Overview

The proposed Liquidation Amendment would amend the Company’s Charter to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than the Extension Date (including prior to the current termination date) as determined by our Board and included in a public announcement. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Liquidation Amendment

The Company is proposing to amend its Charter to permit our Board to elect to wind up our operations on an earlier date and liquidate the Trust Account following effectiveness of the amended Charter and prior to December 7, 2023 (including a date prior to the current termination date) if it determines such action is in the best interests of shareholders. In electing to wind up at an earlier date, the Board may take into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the end of the Extension Period.

The purpose of the Liquidation Amendment Proposal is to amend our Charter to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with law and to redeem all of the ST Energy Class A Shares included as part of the SAILSM securities sold in the Company’s IPO prior to the scheduled end of the Extension Period (including a date prior to the current termination date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the end of the Extension Period. Accordingly, the Board believes that it is in the best interests of our shareholders to provide additional flexibility to wind up our operations, in which case we will liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of a potential business combination.

If the Liquidation Amendment Proposal Is Approved

If the Liquidation Amendment Proposal, as well as the Extension Amendment Proposal and the Trust Amendment Proposal, are approved, these Amendments in the form of Annex A hereto will, upon with the Bermuda Registrar, be effective and the Trust Account will not be disbursed except in connection with our completion of the initial Business Combination or in connection with our liquidation if we do not complete the initial Business Combination by the applicable termination date. The Company will then continue to attempt to identify and consummate an initial Business Combination until the applicable Extension Period or until the Company’s Board determines, in its sole discretion, that it will not be able to consummate the initial Business Combination before the expiration of the Extension Period and does not wish to seek an additional extension.

If the Liquidation Amendment Proposal Is Not Approved

If the Liquidation Amendment Proposal, the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and we have not consummated the initial Business Combination by June 7, 2023, we will (i) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to ST Energy’s obligations under Bermuda law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 7, 2023, or, if the Extension Proposal is approved, the Extended Date.

Vote Required for Approval

Approval of the Liquidation Amendment Proposal also requires a resolution under Bermuda law, being the affirmative vote of the holders of at least two-thirds of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the Liquidation Amendment Proposal at the Meeting; however, redemption payments for redemptions in connection with this Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite shareholder approvals and we determine to implement the Charter Amendments and Trust Amendment.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Liquidation Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the Liquidation Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE LIQUIDATION AMENDMENT PROPOSAL.

OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 4 — THE TRUST AMENDMENT PROPOSAL

Overview

The proposed Trust Amendment would amend the Trust Agreement to allow the Company to extend the date by which the Company would be required to consummate a business combination from June 7, 2023 to December 7, 2023, or such earlier date as determined by our Board in its sole discretion. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to allow the Company to extend the date by which the Company would be required to consummate a business combination from June 7, 2023 to December 7, 2023, or such earlier date as determined by our Board in its sole discretion. The Trust Amendment parallels the Charter Amendment Proposals.

The Company’s current Trust Agreement provides that the Company has until 18 months after the closing of the IPO and such later date as may be approved by the Company’s shareholders in accordance with the Charter to terminate the Trust Agreement and liquidate the Trust Account.

If the Trust Amendment Is Approved

If both the Charter Amendment Proposals and the Trust Amendment Proposal are approved and implemented, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the initial Business Combination or in connection with our liquidation if we do not complete the initial Business Combination by the applicable termination date. The Company will then continue to attempt to identify and consummate an initial Business Combination until the applicable Extension Period or until the Company’s Board determines in its sole discretion that it will not be able to consummate the initial Business Combination by the applicable Extension Period and does not wish to continue operations until such expiration.

If the Trust Amendment Is Not Approved

If the Trust Amendment is not approved and we do not consummate the initial Business Combination by June 7, 2023, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to ST Energy’s obligations under Bermuda law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 7, 2023, or, if the Extension Proposal is approved, the Extended Date.

Vote Required for Approval

Approval of the Trust Amendment Proposal requires the affirmative vote of 65% of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the Trust Amendment Proposal at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite shareholder approvals and we determine to implement the Charter Amendments and Trust Amendment.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the Trust Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Charter Amendment Proposals. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the Charter Amendment Proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Charter Amendment Proposals.

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Bermuda law, being the affirmative vote of a majority of the holders of the ST Energy Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates to be determined by the chairman of the extraordinary general meeting, if necessary, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of any of the Charter Amendment Proposals, our Board will approve and declare advisable adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of ST Energy Shares as of May 2, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of ST Energy Shares, by:

(a)	each person known by ST Energy to be the beneficial owner of more than five percent (5%) of its issued and outstanding ST Energy Shares;

(b)	each of ST Energy’s executive officers and directors that beneficially owns ST Energy Shares; and

(c)	all of ST Energy’s executive officers and directors, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 30,187,500 ST Energy Shares outstanding as of May 2, 2023, including (a) 28,750,000 ST Energy Class A Shares and (b) 1,437,500 ST Energy Class B Shares. Voting power represents the combined voting power of ST Energy Shares owned beneficially by such person. On all matters to be voted upon, the holders of the ST Energy Shares vote together as a single class. The table below does not include any ST Energy Shares underlying our outstanding warrants because such securities are not exercisable within 60 days of May 2, 2023.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Issued and Outstanding Shares
Saba Capital Management, L.P.(3)	1,831,014	6.40%
Citadel Advisors LLC(4)	625,000	2.20%
Sloane Square Capital Holdings Ltd. (our Sponsor)(2)(5)	1,190,000	4.53%
John Fredriksen(2)(5)	10,000	*
Ole-Eirik Lerøy(5)	10,000	*
Cato Stonex(5)	10,000	*
James O’Shaughnessy(5)	10,000	*
Tore Myrholt(5)	10,000	*
Annika Sigfrid(5)	10,000	*
Jan Erik Klepsland	0	*
All directors and officers as a group (eight individuals)(5)	60,000	* %

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of Sloane Square Capital Holdings Ltd., John Fredriksen, Ole-Eirik Lerøy, Cato Stonex, James O’Shaughnessy, Tore Myrholt and Annika Sigfrid is c/o ST Energy Transition I Ltd., Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, Hamilton, HM08, Bermuda.

(2)	Sloane Square Capital Holdings Ltd., our Sponsor, is the record holder of 1,377,500 ST Energy Class B Shares. Oak Trustees (Jersey) Limited is the trustee of a trust established by John Fredriksen for the benefit of his immediate family members. Mr. Fredriksen may be deemed to beneficially own 1,377,500 ST Energy Class B Shares through his indirect influence over Sloane Square Capital Holdings Ltd., the shares of which are held in the Trust. The trust is the sole shareholder of Transition Energy Holdings Ltd., which is in turn the sole shareholder of Sloane Square Capital Holdings Ltd., and therefore the trust is the indirect owner of Sloane Square Capital Holdings Ltd. As such, Oak Trustees (Jersey) Limited may be deemed to beneficially own the ST Energy Class B Shares that are beneficially owned by our Sponsor. Mr. Fredriksen disclaims beneficial ownership of the 1,377,500 ST Energy Class B Shares beneficially owned by Sloane Square Capital Holdings Ltd. except to the extent of his voting and dispositive interests in such ST Energy Class B Shares. Mr. Fredriksen has no pecuniary interest in the 1,377,500 ST Energy Class B Shares beneficially owned by Sloane Square Capital Holdings Ltd.
(3)	According to a Schedule 13G filed with the SEC on February 14, 2023, each of Boaz R. Weinstein and Saba Capital Management GP, LLC, share voting and dispositive power with regard to 1,831,014 ST Energy Class A Shares. The business address for each is 405 Lexington Avenue, 58th Floor, New York, New York 10174.
(4)	According to a Schedule 13G filed with the SEC on December 17, 2021, and amended on February 14, 2022, each of Citadel Advisors LLC, Citadel Advisors Holdings LP and Citadel GP LLC share voting and dispositive power with regard to 625,000 ST Energy Class A Shares. Citadel Securities LLC shares voting and dispositive power with regard to 20,899 ST Energy Class A Shares, Citadel Securities Group LP and Citadel Securities GP LLC shares voting and dispositive power with regard to 20,899 ST Energy Class A Shares, and Kenneth Griffin shares voting and dispositive power with regard to 645,899 ST Energy Class A Shares. The business address for each is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.
(5)	Interests shown consist solely of ST Energy Class B Shares, classified as Class B shares. Such shares will convert into Class A shares on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in the prospectus related to the Initial Public Offering.

OTHER MATTERS

Shareholder Proposals

No business may be transacted at an extraordinary general meeting other than business that is either (i) specified in the notice of the extraordinary general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the extraordinary general meeting in accordance with the requirements set forth in the Charter of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our public shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms furnished since the effective date of our IPO, we believe that there have been no delinquent filers other than as previously disclosed in the Company’s SEC filings.

Fiscal Year 2022 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2022, are included in our Annual Report on Form 10-K, filed with the SEC on March 31, 2023. This proxy statement, our Annual Report, and our Quarterly Reports on Form 10-Q for each of the quarterly periods ended March 31, 2022, June 30, 2022, and September 30, 2022, are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to ST Energy Transition I Ltd., Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, Hamilton, Bermuda HM08.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two (2) or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one (1) household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, Hamilton, Bermuda HM08, or (441) 295-6935, to inform us of their request; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Investor Relations” at https://www.stenergy1.com/. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

ST Energy Transition I Ltd.
Par-la-Ville Place, 4th Floor,

14 Par-la-Ville Road, Hamilton,

Bermuda HM08

(441) 295-6935

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Individuals (toll-free): (800) 662-5200
Banks and brokerage firms, please call collect: (203) 658-9400
Email: STET.info@investor.morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by           , 2023 (one (1) week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

FORM OF AMENDMENT TO THE AMENDED AND RESTATED BYE-LAWS
OF
ST ENERGY TRANSITION I LTD.

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, THAT, effective immediately, the Amended and Restated Bye-Laws of the Company be amended by:

(a) amending Article 201.1(f)(i) by deleting the words:

“within 18 months”

and replacing them with the words:

“within 24 months”; and

(b) amending Article 201.2 by deleting the following words in the introduction of such sub-section:

“by 18 months”

and replacing it with the following:

“by 24 months”

SECOND, RESOLVED, THAT, effective immediately, the Amended and Restated Bye-Laws of the Company be amended by:

(a) amending Article 201.1(a) by deleting the words:

“, provided, however, that the Company shall not redeem Public Shares to the extent that such redemption would result in the Company’s failure to either (i) have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of at least $5,000,001 or (ii) comply with any greater net tangible asset or cash requirement which may be contained in the agreement relating to a Business Combination upon consummation of such Business Combination (such limitation, Redemption Limitation)”; and

(b) amending Article 201.1(d) by deleting the words:

“, provided that the Company shall not consummate such Business Combination unless the Company has complied with the Redemption Limitation.”

(c) amending Article 201.1(f) by deleting the words:

“The Company’s ability to provide such redemption in this Bye-Law is subject to the Redemption Limitation.”

THIRD, RESOLVED, THAT, effective immediately, the Amended and Restated Bye-Laws of the Company be amended by:

(a) amending Article 201.1(f)(i) by deleting the words:

“from the consummation of the IPO; or”

A-1

and replacing them with the words:

“from the consummation of the IPO or such earlier date as determined by the Board, in its sole discretion, and included in a public announcement; or”; and

(b) amending Article 201.2 by deleting the words:

“from the consummation of the IPO, the Company shall:”

and replacing them with the words:

“from the consummation of the IPO or such earlier date as determined by the Board, in its sole discretion, and included in a public announcement, the Company shall:”

A-2

ANNEX B

PROPOSED AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of            , 2023, is made by and between ST Energy Tranition I Ltd., a Bermuda exempted company limited by shares (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of December 7, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account established for the benefit of the Company and the Public Shareholders under the circumstances described therein;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be changed, amended or modified with the affirmative vote of at least sixty five percent (65%) of the then outstanding Class A Shares and Class B ordinary shares par value $0.0001 per share, of the Company (the “Class B Shares”) voting together as a single class;

WHEREAS, pursuant to a special meeting of the shareholders of the Company held on the date hereof, at least sixty five percent (65%) of the then outstanding Class A Shares and Class B Shares voting together as a single class, voted affirmatively to approve this Amendment Agreement and (ii) a corresponding amendment to the Company’s amended and restated bye-laws (the “Charter Amendment”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein concurrently with the effectiveness of the Charter Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined herein, shall have the meanings ascribed to such terms in the Trust Agreement.

2. Amendments to the Trust Agreement.

(a) Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Co-President, Chief Financial Officer, Chief Operating Officer, General Counsel, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses and which interest shall be net of any taxes payable, it being understood that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein; provided, that, in the case a Termination Letter in the form of Exhibit A hereto is received, or (y) upon the date which is the later of (1) twenty-four (24) months after the closing of the Offering (or such earlier date as determined by the Board, in its sole discretion, and included in a public announcement) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated bye-laws, as it may be amended from time to time, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses and which interest shall be net of any taxes payable), shall be distributed to the Public Shareholders of record as of such date;”

B-1

(b) Effective as of the execution hereof, Section 1(k) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(k) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), the Trustee shall distribute on behalf of the Company the amount requested by the Company to be used to redeem Class A Shares from Public Shareholders properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated bye-laws (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”) or to redeem 100% of the Company’s public shares if it does not complete its initial Business Combination within twenty-four (24) months from the closing of the Offering (or such earlier date as determined by the Board, in its sole discretion, and included in a public announcement) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request; and”

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of the parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement. This Amendment Agreement is intended to be in full compliance with the requirements for an amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and any defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

4. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement; and

(b) All references to the “amended and restated bye-laws” in the Trust Agreement shall mean the Company’s second amended and restated bye-laws as amended by the Charter Amendment.

5. Governing Law. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

6. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment Agreement by electronic transmission shall constitute valid and sufficient delivery thereof.

[Signature Page Follows]

B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first written above.

Continental Stock Transfer & Trust Company

By:
Name:
Title:

ST Energy Transition I Ltd.

By:
Name:
Title:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ST ENERGY TRANSITION I LTD.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on , 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend:
https://www.cstproxy.com/stenergy1/2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this X

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

CONTROL NUMBER

Signature______________________ **Signature, if held jointly**______________________ **Date**____________, **2023**

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney

This notice of Extraordinary General Meeting and the accompanying proxy statement are available at https://www.cstproxy.com/stenergy1/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY CARD FOR EXTRAORDINARY GENERAL MEETING OF

ST ENERGY TRANSITION I LTD.

The undersigned hereby appoints Jan Erik Klepsland (the "Proxy") with full power of substitution, to vote shares of common stock of ST Energy Transition I Ltd. (the "Company"), a Bermuda exempted company limited by shares, that the undersigned is entitled to vote (the "Shares") at the Extraordinary General Meeting of shareholders of the Company to be held on , 2023 at , Time, at the offices of the Company, Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, Hamilton Bermuda HM08 (the "Extraordinary General Meeting"), or at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. Notwithstanding the order in which the proposals are set out herein, the Company may put the proposals to the Extraordinary General meeting in such order as it may determine.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU RETURN A SIGNED AND DATED PROXY CARD BUT NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 3, 4 AND 5.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)